Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com credit9 LLC 18200 Von Karman Avenue, Suite 600 Irvine, California 92612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of AMCR ABS Trust 2026-A Asset Backed Notes. credit9 LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each, as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File. Additionally, Jefferies LLC (“Jefferies” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 13, 2026, representatives of Americor Funding, LLC, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business January 31, 2026, with respect to 11,523 unsecured consumer loans (the “Initial Statistical Loan File”).  At the Company’s instruction, we randomly selected 250 unsecured consumer loans from the Initial Statistical Loan File (the “Initial Sample Loans”).

Further, on March 2, 2026, representatives of Americor Funding, LLC, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of the business February 28, 2026, with respect to 12,223 unsecured consumer loans, including 240 of the 250 Initial Sample Loans (the “Subsequent Statistical Loan File”).  At the Company’s instruction, we randomly selected 10 unsecured consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans”).  The Initial Sample Loans and Subsequent Sample Loans are collectively and hereinafter referred to as the “Sample Loans.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File for the Initial Sample Loans and Subsequent Statistical Loan File for the Subsequent Sample Loans and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.	Loan number (for informational purposes only)	9.	State of residence
2.	Original loan amount	10.	Debt to income ratio
3.	Original loan term	11.	Original FICO score
4.	Scheduled payment amount	12.	Current principal balance
5.	Annual percentage rate	13.	Remaining term
6.	Interest rate	14.	Number of days delinquent
7.	Maturity date	15.	Final risk group
8.	Funded date

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the related Installment Loan and Security Agreement, Truth-In-Lending Disclosure or Modification of Line of Credit Loan and Security Agreement (collectively, the “Loan Agreement”) and Characteristics 8. through 15. to an electronic loan file, prepared, created and delivered by representatives of Americor Funding, LLC, on behalf of the Company, on (i) February 17, 2026 from the Company’s servicing system, as of the close of business January 31, 2026, for the Initial Sample Loans and (ii) March 4, 2026 from the Company’s servicing system, as of the close of business February 28, 2026, for the Subsequent Sample Loans (collectively, the “Servicing System File”).

In addition to the procedures described above, for each of the Sample Loans, we observed that the Loan Agreement indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of $20.00 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 3., differences of one month are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 4., differences of $1.00 or less are deemed to be “in agreement”:

•	with respect to our comparison of Characteristics 5. and 6., differences of 0.125% or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 7., differences of 15 days or less are deemed to be “in agreement.”

The loan documents described above (including any information obtained from the Servicing System File) and any other related documents used in support of the Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the (i) Initial Statistical Loan File for the Initial Sample Loans and (ii) Subsequent Statistical Loan File for the Subsequent Sample Loans were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained in Appendix B.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Initial Statistical Loan File and Subsequent Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 16, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 16, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in original loan amount.
2	One difference in original loan term.
3	One difference in scheduled payment amount.
4	One difference in maturity date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures
issued by Deloitte & Touche LLP dated March 16, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Initial Sample Loan number	Characteristic	Characteristic set forth on the Initial Statistical Loan File	Characteristic set forth on or derived from the Loan Agreement

1	16684519	Original loan amount	$9,842.87	$9,947.87
2	16684519	Original loan term	24 months	30 months
3	16684519	Scheduled payment amount	$525.23	$449.17
4	16684519	Maturity date	5/1/2027	11/1/2027

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.